EXHIBIT 10.3

                              MICRO WAREHOUSE, INC.
               AMENDMENT NO. 2 TO 1992 AND 1994 STOCK OPTION PLANS

                          DATED AS OF DECEMBER 18, 1996

      WHEREAS, the 1992 Stock Option Plan was approved by the Board of Directors on October 1, 1992 and by the Stockholders on June 15, 1992; and

      WHEREAS, the 1994 Stock Option Plan was approved by the Board of Directors on October 1, 1994 and by the Stockholders on June 15, 1994; and

      WHEREAS, this Amendment No. 2 was approved by the Board of Directors at the December 18, 1996 Board Meeting and is subject to approval by the stockholders at their Annual Meeting of Micro Warehouse, Inc. on June 4, 1997; and

      WHEREAS, this Amendment is intended to comply with certain amendments to
Section 162(m) of the Internal Revenue Code.

      NOW, THEREFORE,

      The undersigned Secretary of the Corporation certifies the following is Amendment No. 2 to the 1992 Stock Option Plan and the 1994 Stock Option Plan subject to Stockholder approval on June 4, 1997:

      Paragraph 4 of the Micro Warehouse, Inc. 1992 Stock Option Plan captioned "Administration" shall be amended so that the same shall read as follows:

            "The 1992 Plan shall at all times be administered in accordance with the regulations of Rule 16b-3 of the Securities and Exchange Act of 1934 as amended by the Securities and Exchange Commission Release No. 34-37260. The 1992 Plan may be administered by the Board of Directors or by a Committee of two or more "non-employee directors". The Board or the Committee shall determine and designate, from time to time, the employees, directors and consultants to whom options shall be granted and the number of shares to be covered by each option, the option price, the period of each option, and the time or times at which options may be exercised. Subject to the provisions of the 1992 Plan, the Board or the Committee may, from time to time, adopt rules and regulation relating to administration of the 1992 Plan and make all other determinations in the judgment of the Board or the Committee necessary or desirable for the administration of the 1992 Plan. The interpretation and construction of the provisions of the 1992 Plan and stock option agreements implemented thereunder by the Board or the Committee shall be final and conclusive. The Board or the Committee may correct any defect or supply any omission or reconcile any inconsistency in the 1992 Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry the 1992 Plan into effect and it shall be the sole and final judge or such expediency."

      Paragraph 7 of the Micro Warehouse, Inc. 1992 Stock Option Plan captioned "Nontransferability" shall be amended so that the same shall read as follows:

            "(a) Options. Each option granted under the 1992 Plan by its terms shall be nonassignable and nontransferable by the optionee, either voluntarily or by operation of law, except that options may be assigned or transferred as follows to: members of the optionee's immediate family intended to include parents, spouse, children or grandchildren; or trusts, family partnerships, or other like entities provided that all of the beneficiaries of the same are members of said immediate family, or to any person or entity by will or by the laws of descent and distribution of the state or country of the optionee's domicile at the time of death. In all events, the transferrees' rights with respect to any such option shall be subject to and fully governed by the provisions of the Plan and any provisions which would have affected any transferred options had the same not been transferred shall, pari passu, govern said options. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any option under this 1992 Plan or of any right or privilege conferred hereby or hereunder contrary to the provisions hereof, or upon the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby or hereunder, such option relating thereto shall thereupon terminate and become null and void. In all events, each such option by its terms shall be exercisable by either the optionees or transferrees permitted hereinabove.

            (b) Stock. Stock issued upon exercise of an option may have, in addition to restrictions on transfer imposed by law, such restrictions on transfer as may be determined by the Board or the Committee."

      The Corporation is desirous of amending its 1994 Stock Option Plan to increase the number of shares available for issue upon exercise of options from 1,000,000 to 3,000,000 in the aggregate.

      Pursuant to the Securities and Exchange Commission Release No. 34-37260 dated May 21, 1996, new rules were adopted with respect to Section 16 of the Securities and Exchange Act of 1934 and the Corporation is desirous of complying with said new rules and amending its 1994 Stock Option Plan in furtherance of the same.

      Said 1994 Stock Option Plan is hereby amended in the following particulars:

      Subject to stockholder approval with respect to the proposed share increase from 1,000,000 to 3,000,000 common shares, Paragraph 2 of the Micro Warehouse, Inc. 1994 Stock Option Plan captioned "Shares Subject to the 1994 Plan" shall be amended so that the same shall read as follows:

            "Subject to adjustment, as provided in Paragraph 10, the stock to be offered under the 1994 Plan shall consist of shares of the Company's Common Stock ("Stock") and the number of shares of Stock that may be issued upon exercise of all options granted under the 1994 Plan shall not exceed in the aggregate 3,000,000 shares; however, the maximum number of shares underlying an option grant shall not exceed 100,000 in any one year to any individual. Such shares may be authorized and unissued shares or may be treasury shares. If an option granted under the 1994 Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available under the 1994 Plan. Stock issued under the 1994 Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Board of Directors of the Company (the "Board)" or a Committee of the Board (the "Committee") as determined under Paragraph 4 hereinbelow

      Paragraph 4 of the Micro Warehouse, Inc. 1994 Stock Option Plan captioned "Administration" shall be amended so that the same shall read as follows:

            "The 1994 Plan shall at all times be administered in accordance with the regulations of Rule 16b-3 of the Securities and Exchange Act of 1934 as amended by the Securities and Exchange Commission Release No. 34-37260. The 1994 Plan may be administered by the Board of Directors or by a Committee of two or more "non-employee directors". The Board or the Committee shall determine and designate, from time to time, the employees, directors and consultants to whom options shall be granted and the number of shares to be covered by each option, the option price, the period of each option, and the time or times at which options may be exercised. Subject to the provisions of the 1994 Plan, the Board or the Committee may, from time to time, adopt rules and regulation relating to administration of the 1994 Plan and make all other determinations in the judgment of the Board or the Committee necessary or desirable for the administration of the 1994 Plan. The interpretation and construction of the provisions of the 1994 Plan and stock option agreements implemented thereunder by the Board or the Committee shall be final and conclusive. The Board or the Committee may correct any defect or supply any omission or reconcile any inconsistency in the 1994 Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry the 1994 Plan into effect and it shall be the sole and final judge or such expediency."

      Paragraph 7 of the Micro Warehouse, Inc. 1994 Stock Option Plan captioned "Nontransferability" shall be amended so that the same shall read as follows:

            "(a) Options. Each option granted under the 1994 Plan by its terms shall be nonassignable and nontransferable by the optionee, either voluntarily or by operation of law, except that options may be assigned or transferred as follows to: members of the optionee's immediate family intended to include parents, spouse, children or grandchildren; or trusts, family partnerships, or other like entities provided that all of the beneficiaries of the same are members of said immediate family, or to any person or entity by will or by the laws of descent and distribution of the state or country of the optionee's domicile at the time of death. In all events, the transferrees' rights with respect to any such option shall be subject to and fully governed by the provisions of the Plan and any provisions which would have affected any transferred options had the same not been transferred shall, pari passu, govern said options. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any option under this 1994 Plan or of any right or privilege conferred hereby or hereunder contrary to the provisions hereof, or upon the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby or hereunder, such option relating thereto shall thereupon terminate and become null and void. In all events, each such option by its terms shall be exercisable by either the optionees or transferrees permitted hereinabove.

            (b) Stock. Stock issued upon exercise of an option may have, in addition to restrictions on transfer imposed by law, such restrictions on transfer as may be determined by the Board or the Committee."

            Except as amended herein, the Micro Warehouse, Inc. 1992 and 1994 Stock Option Plans remain in full force and effect.

            The undersigned certifies this Amendment in his capacity as Secretary of Micro Warehouse, Inc.

                                    ______________________________________
                                    Bruce L. Lev
                                    Secretary of the Corporation